UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 23, 2017

                         THE PULSE BEVERAGE CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Nevada                            000-53586              36-4691531
----------------------------       -------------------      -------------------
    (State or other                (Commission File No.)      (IRS Employer
jurisdiction of incorporation)                              Identification No.)

                              11678 N. Huron Street
                              Northglenn, CO 80234
                     ---------------------------------------
          (Address of principal executive offices, including Zip Code)

      Registrant's telephone number, including area code: (720) 382-5476
                                                          --------------

                                       N/A
                 --------------------------------------------
         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.07.  Submission of Matters to a Vote of Securities Holders.

      The Special Meeting of The Pulse Beverage Corporation's shareholders was held on January 23, 2017.

      At the meeting a proposal was approved to Amend the Company's Articles of Incorporation such that the Company would be authorized to issue up to 500,000,000 shares of common stock.

      The following is a tabulation of votes cast with respect to this proposal:

                                                      Broker
               For           Against    Abstain      Non-Votes
            ---------        -------    -------      ---------

           104,966,276       913,903       --         32,526














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2017
                                       THE PULSE BEVERAGE CORPORATION


                                       By: /s/ Robert E. Yates
                                           -----------------------------------
                                           Robert E. Yates, Chief Executive
                                           Officer